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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                September 5, 2003
                                ----------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                       COMPUTERIZED THERMAL IMAGING, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Nevada                        1-16253               87-0458721
   ------------------------      ------------------------ ----------------------
(State or Other Jurisdiction of  (Commission File Number)   (I.R.S. Employer
Incorporation or Organization)                            Identification Number)

                      1719 WEST 2800 SOUTH, OGDEN, UT 84401
               --------------------------------------------------
                    (Address of principal executive offices)

                                 (801) 776-4700
                            ------------------------
                         (Registrant's telephone number)

                        TWO CENTERPOINTE DRIVE, SUITE 450
                              LAKE OSWEGO, OR 97035
                            ------------------------
            (Former Name and Address of Principal Executive Offices)





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ITEM 5. OTHER EVENTS.

On September 5, 2003, the plaintiffs in the previously-announced class-action securities lawsuit filed a brief with the United States Court of Appeals for the Ninth Circuit. The plaintiffs filed the brief in support of their appeal to have the appellate court reverse the ruling of the U.S. District Court, which had previously dismissed many of the plaintiffs' claims. The Company has 30 days to respond.

SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTERIZED THERMAL IMAGING, INC.

Date: September 12, 2003                              By: /s/ Richard V. Secord
--------------------------------                      --------------------------
                                                      Richard V. Secord
                                                      Chief Executive Officer,
                                                      Chairman of the Board